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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                               September 12, 2002
(Date of earliest event reported)                               August 30, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-13676                                 36-3846489
    (Commission File Number)            (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                             60901
   (Address of principal executive offices)                          (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

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Item 5.  Other Information

On August 30, 2002, Kankakee Bancorp, Inc. issued a letter to stockholders in connection with the payment of its second quarter dividend. The letter is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1 Letter to stockholders, dated August 30, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KANKAKEE BANCORP, INC.

Dated: September 12, 2002                   By:  /s/Ronald J. Walters
                                                 ------------------------------
                                                 Ronald J. Walters
                                                 Vice President and Treasurer

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